UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2008 (May 26, 2008)
Date of Report (Date of earliest event reported)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-28806	65-0420146
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

100 North Barranca Avenue, #810
West Covina, CA 91791
(Address of principal executive offices)

Registrant’s telephone number, including area code: (626) 839-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Certain Officers; Appointment of Certain Officers.

(b) Resignation of Corporate Secretary

Effective May 26, 2008, Jin Qiu resigned as the registrant’s Corporate Secretary.

(c) Appointment of Corporate Secretary

Effective May 26, 2008, the registrant’s Board of Directors appointed Guo Yan as Corporate Secretary. Ms. Guo also serves as the registrant’s Chief Financial Officer, a position that she has served since 2005, and she served briefly on the Board from August 2007 to March 2008. From July 1999 to 2004, Ms. Guo was the section chief of the financial and accounting department of Goldenway Nanjing Garments Company Ltd. Ms. Guo earned a Bachelor’s degree in Accounting from the Nanjing Audit Institute.

There are no family relationships between Ms. Guo and any of our directors and other executive officers. There are also no related party transactions to report involving Ms. Guo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP LIMITED
(Registrant)

Date: May 27, 2008	/s/ Kang Yihua
Name: Kang Yihua
Title: Chief Executive Officer